DIMENSIONAL INVESTMENT GROUP INC.

Tax-Managed U.S. Marketwide Value Portfolio II

SUPPLEMENT TO THE SUMMARY PROSPECTUS
 DATED FEBRUARY 28, 2021

This Supplement describes certain technical changes to your investment in the Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolio”).  These changes will not affect the value of your investment.

On October 15, 2021, pursuant to an Agreement and Plan of Reorganization, the Tax-Managed U.S. Marketwide Value Portfolio, a series of DFA Investment Dimensions Group Inc., was reorganized with and into the Portfolio, a series of Dimensional Investment Group Inc.  In addition, effective October 18, 2021, the Portfolio simplified its operations by discontinuing the master-feeder structure and no longer investing substantially all of its assets in The Tax-Managed U.S. Marketwide Value Series (the “Master Fund”) of The DFA Investment Trust Company. Instead, the Portfolio now purchases portfolio securities directly.  The Portfolio has acquired the portfolio securities previously held by the Master Fund.

As a consequence of these changes, the following revisions are made to the Portfolio’s Summary Prospectus:

1) All references to the Portfolio being a “Feeder Portfolio” that utilizes the master-feeder structure are deleted, and, generally, references to the “Master Fund,” “The DFA Investment Trust Company” and the “Trust,” are deleted. In addition, references to “The Tax-Managed U.S. Marketwide Value Series,” or “Tax-Managed Value Series,” and “Master Fund,” are replaced with the “Tax-Managed Value Portfolio” and “Portfolio,” respectively, as applicable.

2) The second sentence in the “Investment Objective” section is deleted.

3) The Annual Fund Operating Expenses table and footnote in the “Fees and Expenses of the Portfolio” section are deleted and replaced as follows:
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	0.20%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.23%

* Effective October 18, 2021, the Portfolio changed its investment structure to a stand-alone investment structure.  Accordingly, the fees and expenses of the Portfolio have been restated and no longer reflect the aggregate direct and indirect expenses of its previous master-feeder structure.

4) The information in the “Fees and Expenses of the Portfolio—Example” section is deleted and replaced as follows:

This Example is meant to help you compare the cost of investing in the Tax-Managed Value Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

5) The information in the “Purchase and Redemption of Fund Shares” section is deleted and replaced as follows:

Investors may purchase or redeem shares of the Tax-Managed Value Portfolio on each day that the NYSE is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167.  The

Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, deferred compensation plans which are exempt from taxation under section 401(k) of the Code and a limited number of certain other investors as approved from time to time by the Advisor. Provided that shares of the Portfolio are available under an employer’s plan, or through an institution or financial advisor, shares may be purchased by following the procedures adopted by the respective employer, institution or financial adviser, as approved by the Advisor.  All investments are subject to approval of the Advisor.

The date of this Supplement is October 18, 2021

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